UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2017 (May 18, 2017)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-21719 (Commission File Number)	35-1929476 (IRS Employer Identification No.)

7575 W. Jefferson Blvd., Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Steel Dynamics, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 18, 2017. Of the 242,383,332 shares of common stock issued and outstanding as of the record date on March 20, 2017, 225,101,782 shares were present, in person or by proxy, thus constituting a quorum of 92.87% of the total shares outstanding and entitled to vote.

At the meeting, stockholders elected all ten of the directors nominated by the Board of Directors, to serve for a term of one year and until their successors are duly elected and qualified; ratified the appointment of Ernst & Young LLP independent registered public accounting firm as the Company’s auditors for the year ending December 31, 2017; and approved, by an advisory vote, named executive officer compensation for 2016. In addition, the Board of Directors recommended and stockholders selected, by an advisory vote, to have future advisory votes on named executive officer compensation on an annual basis. In light of such vote and consistent with the recommendation of the Company’s Board of Directors, the Company will continue to include an advisory stockholder vote on the annual compensation of named executive officers each year.  The Company will continue this practice until the stockholders’ next vote on the frequency of such votes, at which time it will consider the results of that advisory vote.

Set forth below is the final share voting results for each of the proposals.

(1)         Election of ten (10) director nominees for a one-year term.

Director	Votes For	Votes Withheld	Broker Non-Votes

Mark D. Millett	203,519,878	6,613,955	14,967,949
Keith E. Busse	202,667,999	7,465,834	14,967,949
Frank D. Byrne, M.D.	150,554,948	59,578,885	14,967,949
Kenneth W. Cornew	207,204,524	2,929,309	14,967,949
Traci M. Dolan	205,974,629	4,159,204	14,967,949
Dr. Jürgen Kolb	141,737,454	68,396,379	14,967,949
James C. Marcuccilli	147,685,842	62,447,991	14,967,949
Bradley S. Seaman	154,062,303	56,071,530	14,967,949
Gabriel L. Shaheen	151,735,151	58,398,682	14,967,949
Richard P. Teets, Jr.	204,003,757	6,130,076	14,967,949

(2)         Proposal to ratify the appointment of Ernst & Young LLP independent registered accounting firm as the Company’s auditors for the year ending December 31, 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes
219,458,724	4,895,318	747,740	—

(3)         Proposal to recommend, by advisory vote, the frequency of future advisory votes on named executive officer compensation.

Votes For Every One (1) Year	Votes For Every Two (2) Years	Votes For Every Three (3) Years	Abstentions	Broker Non-Votes
183,737,030	602,526	25,211,543	582,734	14,967,949

(4)         Proposal to approve, by an advisory vote, named executive officer compensation for 2016.

Votes For	Votes Against	Abstentions	Broker Non-Votes
203,575,553	3,377,749	3,180,531	14,967,949

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler
Date: May 23, 2017	By:	Theresa E. Wagler
	Title:	Executive Vice President and
Chief Financial Officer